UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 25, 2003



                      RENAISSANCE  MORTGAGE  ACCEPTANCE CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-82550-06                 52-2356399
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               1000 Woodbury Road
                            Woodbury, New York 11797
                    (Address of principal executive offices)


      Registrant's telephone number, including area code : (516) 364-8500

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Home Equity Loan Asset-Backed Certificates, Series 2003-2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2003 among Delta Funding Corporation, as Seller, Renaissance Mortgage Acceptance Corp , as Depositor, Ocwen Federal Bank FSB, as Servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 25, 2003 is filed as
               Exhibit 99.1 hereto.

RENAISSANCE HOME EQUITY LOAN TRUST 2003-3
Home Equity Loan Asset-Backed Certificates, Series 2003-2
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                JPMORGAN CHASE BANK,



Date:  August 26, 2003     By:   /s/  Andreas Auer
                                  --------------------------------------------
                            Name:    Andreas Auer
                            Title:   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2003

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 25, 2003

               Renaissance Home Equity Loan Trust, Series 2003-2
                         STATEMENT TO CERTIFICATEHOLDERS
                                August 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A         328,600,000.00   327,919,477.34   1,826,093.00     434,857.66   2,260,950.66    0.00            0.00      326,093,384.34
M1         26,000,000.00    26,000,000.00           0.00      43,098.61      43,098.61    0.00            0.00       26,000,000.00
M2A        12,000,000.00    12,000,000.00           0.00      32,033.33      32,033.33    0.00            0.00       12,000,000.00
M2F        10,000,000.00    10,000,000.00           0.00      41,500.00      41,500.00    0.00            0.00       10,000,000.00
M3         11,600,000.00    11,600,000.00           0.00      43,451.67      43,451.67    0.00            0.00       11,600,000.00
M4          4,800,000.00     4,800,000.00           0.00      22,113.33      22,113.33    0.00            0.00        4,800,000.00
R1                  0.00             0.00           0.00           0.00           0.00    0.00            0.00                0.00
R2                  0.00             0.00           0.00           0.00           0.00    0.00            0.00                0.00
R3                  0.00             0.00           0.00           0.00           0.00    0.00            0.00                0.00
P                 100.00           100.00           0.00      33,684.51      33,684.51    0.00            0.00              100.00
TOTALS    393,000,100.00   392,319,577.34   1,826,093.00     650,739.11   2,476,832.11    0.00            0.00      390,493,484.34

AIO        46,665,520.00    46,446,753.00           0.00     116,116.88     116,116.88       0.00            0.00    46,121,053.00
BIO       400,000,000.00   399,319,477.34           0.00   1,923,683.02   1,923,683.02       0.00            0.00   397,493,384.34
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A       759950AW8        997.92902416   5.55719111    1.32336476   6.88055587          992.37183305       A         1.540000 %
M1      759950AY4      1,000.00000000   0.00000000    1.65763885   1.65763885        1,000.00000000       M1        1.925000 %
M2A     759950AZ1      1,000.00000000   0.00000000    2.66944417   2.66944417        1,000.00000000       M2A       3.100000 %
M2F     759950BA5      1,000.00000000   0.00000000    4.15000000   4.15000000        1,000.00000000       M2F       4.980000 %
M3      759950BB3      1,000.00000000   0.00000000    3.74583362   3.74583362        1,000.00000000       M3        4.350000 %
M4      759950BC1      1,000.00000000   0.00000000    4.60694375   4.60694375        1,000.00000000       M4        5.350000 %
P       N/A            1,000.00000000   0.00000000         #####       ######        1,000.00000000       P         0.000000 %
TOTALS                   998.26839062   4.64654589    1.65582429   6.30237018          993.62184473

AIO     759950AX6        995.31202052   0.00000000    2.48828000   2.48828000          988.33256331       AIO       3.000000 %
BIO     N/A              998.29869335   0.00000000    4.80920755   4.80920755          993.73346085       BIO       5.780884 %
-----------------------------------------------------------------------------------------------------    -------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                -------------------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                -------------------------------------------------

                                      -5-

                                   Principal Funds:
                                   Scheduled Principal                                                    433,051.22
                                   Curtailments                                                            95,993.24
                                   Prepayments and Liquidations                                         1,294,400.21
                                   Current Realized Losses                                                      0.00
                                                         Total Principal Remitance                      1,823,444.67

                                   Interest Funds:
                                   Scheduled Interest                                                   2,613,804.63
                                   Soldiers' & Sailors' Civil Relief Act                                        0.00
                                   Prepayment Charges                                                      33,684.51
                                   Other Shortfalls                                                             0.00
                                   Servicing Fee                                                           94,195.55
                                   Trustee Fee                                                              3,161.26
                                   Custodian Fee                                                            1,663.82
                                                         Total Interest Remitance                       2,548,468.51

                                   Trust Account Funds deposited to Distribution Account:
                                   Excess Funding Amount                                                    2,648.33
                                   Class P Deposit                                                              0.00
                                   First Payment Loan Shortfall                                           142,070.50
                                   Interest Rate Cap Amount                                                     0.00
                                                         Total Trust Account Funds                        144,718.83

                                                         Available Funds                                6,935,724.36

                                   Beginning Pool Stated Principal Balance                            399,316,829.01
                                   Ending Pool Stated Principal Balance                               397,493,384.34

                                   Beginning Loan Count                                                     2,305.00
                                   Ending Loan Count                                                        3,018.00

                                   Number of Loans Modified                                                        0
                                   Balance of Loans Modified                                                    0.00

                                   Weighted Average Mortgage Rate                                             8.30 %
                                   Weighted Average Net Rate                                                  7.99 %
                                   Weighted Average Term to Maturity                                             320

                                   Monthly Advances                                                       454,047.37

                                   Excess Interest paid as principal                                            0.00

                                   Interest Carryover Shortfall Occured This Period
                                                         Class A                                                0.00
                                                         Class M1                                               0.00
                                                         Class M2A                                              0.00
                                                         Class M2F                                              0.00
                                                         Class M3                                               0.00
                                                         Class M4                                               0.00

                                   Remaining Interest Carryover Shortfall
                                                         Class A                                                0.00
                                                         Class M1                                               0.00
                                                         Class M2A                                              0.00
                                                         Class M2F                                              0.00
                                                         Class M3                                               0.00
                                                         Class M4                                               0.00

                                   Principal Carryover Shortfall Occured This Period
                                                         Class A                                                0.00
                                                         Class M1                                               0.00
                                                         Class M2A                                              0.00
                                                         Class M2F                                              0.00
                                                         Class M3                                               0.00
                                                         Class M4                                               0.00

                                   Remaining Principal Carryover Shortfall
                                                         Class A                                                0.00
                                                         Class M1                                               0.00
                                                         Class M2A                                              0.00
                                                         Class M2F                                              0.00
                                                         Class M3                                               0.00
                                                         Class M4                                               0.00

                                   Net Rate Carryover Shortfall Distributed (From Interest Rate Cap Amount)
                                                         Class A                                                          0.00
                                                         Class M1                                                         0.00
                                                         Class M2A                                                        0.00
                                                         Class M2F                                                        0.00
                                                         Class M3                                                         0.00
                                                         Class M4                                                         0.00

                                   Net Rate Carryover Shortfall Distributed (From Available Funds)
                                                         Class A                                                          0.00
                                                         Class M1                                                         0.00
                                                         Class M2A                                                        0.00
                                                         Class M2F                                                        0.00
                                                         Class M3                                                         0.00
                                                         Class M4                                                         0.00

                                   Remaining Net Rate Carryover Shortfall
                                                         Class A                                                          0.00
                                                         Class M1                                                         0.00
                                                         Class M2A                                                        0.00
                                                         Class M2F                                                        0.00
                                                         Class M3                                                         0.00
                                                         Class M4                                                         0.00

                                   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                         Group Totals
                                                                                   Principal
                                        Category              Number                Balance               Percentage
                                        1 Month                         5               735,158.06                  0.18 %
                                        2 Month                         0                     0.00                  0.00 %
                                        3 Month                         0                     0.00                  0.00 %
                                         Total                          5               735,158.06                  0.18 %

                                       Foreclosure Reporting:
                                  Number of Foreclosure Loans that are Current                                                 0
                                  Principal Balance of Foreclosure Loans that are Current                                   0.00
                                  Number of Foreclosure Loans that are 1 Month Delinquent                                      0
                                  Principal Balance of Foreclosure Loans that are 1 Month Delinquent                        0.00
                                  Number of Foreclosure Loans that are 2 Months Delinquent                                     1
                                  Principal Balance of Foreclosure Loans that are 2 Months Delinquent                 116,356.66
                                  Number of Foreclosure Loans that are 3+ Months Delinquent                                    0
                                  Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                      0.00
                                  Total Number of Foreclosure Loans                                                            1
                                  Total Principal Balance of Foreclosure Loans                                        116,356.66

                                       Bankruptcy Reporting:
                                  Number of Bankruptcy Loans that are Current                                                  2
                                  Principal Balance of Bankruptcy Loans that are Current                              285,413.61
                                  Number of Bankruptcy Loans that are 1 Month Delinquent                                       0
                                  Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                         0.00
                                  Number of Bankruptcy Loans that are 2 Months Delinquent                                      0
                                  Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                        0.00
                                  Number of Bankruptcy Loans that are 3+ Months Delinquent                                     0
                                  Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                       0.00

                                  Total Number of Bankruptcy Loans                                                             2
                                  Total Principal Balance of Bankruptcy Loans                                         285,413.61

                                  Number of REO Loans                                                                          0
                                  Principal Balance of REO Loans                                                            0.00
     Net Rate Cap Fund:
                             Beginning Balance                                                                     5,000.00
                             Net Rate Cap Fund Deposit                                                                 0.00
                             Withdrawals to Distribution Acccount                                                      0.00
                             Ending Balance                                                                        5,000.00

     Prefunding Account:
                             Beginning Balance                                                                98,248,702.58
                             Subsequent Mortgage Loans                                                        98,246,054.25
                             Excess Funding Amount                                                                 2,648.33
                             Ending Balance                                                                            0.00

     First Payment Loan Account:
                             Beginning Balance                                                                   400,000.00
                             First Payment Loan Shortfall                                                        142,070.50
                             Withdrawals to Seller                                                               257,929.50
                             Ending Balance                                                                            0.00

     Performance Trigger Information:
                             Cumulative Loss Event:
                             Cumulative Net Losses                                                                     0.00
                             Cumulative Net Losses as percentage of Initial Colateral Balance                        0.00 %
                             Cumulative Loss Event Threshold                                                         3.00 %
                             Cumulative Loss Event is NOT in Effect

                             Delinquency Event:
                             Three Month Delinquency Rate                                                            0.12 %
                             Delinquency Event Threshold                                                             7.53 %
                             Delinquency Event is NOT in Effect

                             Servicer Termination Test
                             Cumulative Net Losses as percentage of Initial Colateral Balance                        0.00 %
                             Servicer Termination Event Cumulative Loss Threshold                                    5.10 %

                             Three Month 90 Day Delinquency Rate                                                     0.01 %
                             Servicer Termination Event Delinquency Threshold                                       30.00 %
                             Servicer Termination Event is NOT in Effect

     Overcolateralization Information:
                             Beginning OC                                                                      7,000,000.00
                             Ending OC                                                                         7,000,000.00
                             Required OC                                                                       7,000,000.00
                             OC Deficiency                                                                             0.00
                             OC Floor                                                                          2,000,000.00
